UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2021

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 Sylvan Way	Parsippany	New Jersey	07054
(Address of principal executive offices)			(Zip Code)

(973) 822-7000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On December 7, 2021, Zoetis Inc. (the Company) announced that its Board of Directors has approved a multi-year share repurchase program (the Share Repurchase Program), pursuant to which the Company may, from time to time, purchase shares of its common stock for an aggregate repurchase price not to exceed $3.5 billion. Share repurchases may be executed through various means, including, without limitation, open market or privately negotiated transactions. The Share Repurchase Program does not have an expiration date and does not obligate the Company to purchase any shares. The authorization for the Share Repurchase Program may be terminated, increased or decreased by the Company’s Board of Directors at any time. The Company’s previous $2.0 billion share repurchase program, which was approved in December 2018, is expected to be completed in 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

On December 7, 2021, the Company also declared a dividend of $0.325 per share for the first quarter of 2022. The dividend will be paid on March 1, 2022, to all holders of record of the Company’s common stock as of the close of business on January 20, 2022.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release issued on December 7, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

Dated: December 7, 2021	By:	/s/ Heidi C. Chen
Heidi C. Chen
Executive Vice President,
General Counsel and Corporate Secretary